Exhibit 99(b)
                                                                     Page 1 of 5

                    CULP, INC. FINANCIAL INFORMATION RELEASE
                  CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
           FOR THE THREE MONTHS ENDED JULY 30, 2006 AND JULY 31, 2005

                (Amounts in Thousands, Except for Per Share Data)

                                                            THREE MONTHS ENDED (UNAUDITED)
                                                 ---------------------------------------------------

                                                       Amounts                     Percent of Sales
                                                 -------------------              ------------------
                                                  July 30,  July 31,   % Over     July 30,  July 31,
                                                    2006      2005     (Under)      2006      2005
                                                 --------- ---------  --------    --------  --------

Net sales                                        $ 62,585    62,340      0.4 %     100.0 %   100.0 %
Cost of sales                                      54,525    55,785     (2.3)%      87.1 %    89.5 %
                                                 --------- ---------  --------    --------  --------
    Gross profit                                    8,060     6,555     23.0 %      12.9 %    10.5 %

Selling, general and administrative expenses        6,575     9,856    (33.3)%      10.5 %    15.8 %
Restructuring expense                                 730     1,826    (60.0)%       1.2 %     2.9 %
                                                 --------- ---------  --------    --------  --------
    Income (loss) from operations                     755    (5,127)   114.7 %       1.2 %    (8.2)%

Interest expense                                      950       948      0.2 %       1.5 %     1.5 %
Interest income                                       (46)      (16)   187.5 %      (0.1)%    (0.0)%
Other (income) expense                               (278)      133   (309.0)%      (0.4)%     0.2 %
                                                 --------- ---------  --------    --------  --------
    Income (loss) before income taxes                 129    (6,192)   102.1 %       0.2 %    (9.9)%

Income taxes*                                          (3)   (2,251)    99.9 %      (2.3)%    36.4 %
                                                 --------- ---------  --------    --------  --------
    Net income (loss)                            $    132    (3,941)   103.3 %       0.2 %    (6.3)%
                                                 ========= =========  ========    ========  ========

Net income (loss) per share-basic                $   0.01     (0.34)   102.9 %
Net income (loss) per share-diluted              $   0.01     (0.34)   102.9 %
Net income (loss) per share, diluted, excluding
 restructuring and related charges               $   0.09     (0.05)   280.0 %
 (see pro-forma statement on page 5)
Average shares outstanding-basic                   11,672    11,551      1.0 %
Average shares outstanding-diluted                 11,770    11,551      1.9 %


* Percent of sales column for income taxes is calculated as a % of income (loss) before income taxes.

                    CULP, INC. FINANCIAL INFORMATION RELEASE
                           CONSOLIDATED BALANCE SHEETS
                 JULY 30, 2006, JULY 31, 2005 AND APRIL 30, 2006

                                   Unaudited
                             (Amounts in Thousands)

                                               Amounts             Increase
                                         --------------------     (Decrease)
                                          July 30,   July 31, ------------------- * April 30,
                                            2006       2005    Dollars   Percent      2006
                                         ---------- --------- --------- ---------  ----------

Current assets
  Cash and cash equivalents              $   8,387     5,238     3,149    60.1 %       9,714
  Accounts receivable                       26,044    23,019     3,025    13.1 %      29,049
  Inventories                               43,055    52,125    (9,070)  (17.4)%      36,693
  Deferred income taxes                      7,120     7,054        66     0.9 %       7,120
  Assets held for sale                       2,531         -     2,531   100.0 %       3,111
  Other current assets                       2,789     1,660     1,129    68.0 %       1,287
                                         ---------- --------- --------- ---------  ----------
      Total current assets                  89,926    89,096       830     0.9 %      86,974

Property, plant & equipment, net            42,835    60,190   (17,355)  (28.8)%      44,639
Goodwill                                     4,114     4,114         -     0.0 %       4,114
Deferred income taxes                       21,513    12,268     9,245    75.4 %      20,176
Other assets                                 1,542     1,519        23     1.5 %       1,564
                                         ---------- --------- --------- ---------  ----------

      Total assets                       $ 159,930   167,187    (7,257)   (4.3)%     157,467
                                         ========== ========= ========= =========  ==========



Current liabilities
  Current maturities of long-term debt   $   7,739     8,126      (387)   (4.8)%       8,060
  Accounts payable                          21,247    18,524     2,723    14.7 %      20,835
  Accrued expenses                           9,130    10,178    (1,048)  (10.3)%       7,845
  Accrued restructuring                      3,745     4,855    (1,110)  (22.9)%       4,054
  Income taxes payable                       3,561     1,179     2,382   202.0 %       2,488
                                         ---------- --------- --------- ---------  ----------
      Total current liabilities             45,422    42,862     2,560     6.0 %      43,282

Long-term debt, less current maturities     39,601    42,440    (2,839)   (6.7)%      39,662
                                         ---------- --------- --------- ---------  ----------

      Total liabilities                     85,023    85,302      (279)   (0.3)%      82,944

Shareholders' equity                        74,907    81,885    (6,978)   (8.5)%      74,523
                                         ---------- --------- --------- ---------  ----------

      Total liabilities and
       shareholders' equity              $ 159,930   167,187    (7,257)   (4.3)%     157,467
                                         ========== ========= ========= =========  ==========

Shares outstanding                          11,685    11,552       133     1.2 %      11,655
                                         ========== ========= ========= =========  ==========

* Derived from audited financial statements.

                                                                     Page 3 of 5
                    CULP, INC. FINANCIAL INFORMATION RELEASE
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
           FOR THE THREE MONTHS ENDED JULY 30, 2006 AND JULY 31, 2005

                                    Unaudited
                             (Amounts in Thousands)

                                                                                             THREE MONTHS ENDED
                                                                                     ---------------------------------
                                                                                                  Amounts
                                                                                     ---------------------------------
                                                                                          July 30,         July 31,
                                                                                            2006             2005
                                                                                     ----------------   --------------
Cash flows from operating activities:
     Net income (loss)                                                               $            132           (3,941)
     Adjustments to reconcile net income (loss) to net cash
         (used in) provided by operating activities:
            Depreciation                                                                        1,702            6,172
            Amortization of other assets                                                           23               31
            Stock-based compensation                                                              132               53
            Deferred income taxes                                                              (1,337)          (2,182)
            Restructuring expense                                                                  70              853
            Gain on sale of equipment                                                            (307)               -
            Changes in assets and liabilities:
                Accounts receivable                                                             3,005            5,805
                Inventories                                                                    (6,362)          (1,626)
                Other current assets                                                           (1,502)           1,031
                Other assets                                                                       (6)             166
                Accounts payable                                                                  796           (4,413)
                Accrued expenses                                                                1,285              622
                Accrued restructuring                                                            (309)            (995)
                Income taxes payable                                                            1,073             (365)
                                                                                     ----------------   --------------
                   Net cash (used in) provided by operating activities                         (1,605)           1,211
                                                                                     ----------------   --------------

Cash flows from investing activities:
     Capital expenditures                                                                        (637)          (3,840)
     Proceeds from the sale of buildings and equipment                                          1,600            2,850
                                                                                     ----------------   --------------
                   Net cash provided by (used in) investing activities                            963             (990)
                                                                                     ----------------   --------------
Cash flows from financing activities:
     Payments on vendor-financed capital expenditures                                            (428)            (108)
     Payments on long-term debt                                                                  (382)               -
     Proceeds from issuance of long-term debt                                                       -               16
     Proceeds from common stock issued                                                            125                2
                                                                                     ----------------   --------------
                   Net cash used in financing activities                                         (685)             (90)
                                                                                     ----------------   --------------
(Decrease) increase in cash and cash equivalents                                               (1,327)             131

Cash and cash equivalents at beginning of period                                                9,714            5,107
                                                                                     ----------------  ---------------
Cash and cash equivalents at end of period                                           $          8,387            5,238
                                                                                     ================   ==============

Free Cash Flow (1)                                                                   $         (1,070)             113
                                                                                     ================   ==============
----------------------------------------------------------------------------------------------------------------------
(1)  Free Cash Flow reconciliation is as follows:
                                                                                           FY 2007         FY 2006
                                                                                     ----------------   --------------
A)   Net cash (used in) provided by operating activities                             $         (1,605)           1,211
B)   Minus:  Capital Expenditures                                                                (637)          (3,840)
C)   Add: Proceeds from the sale of buildings and equipment                                     1,600            2,850
C)   Minus:  Payments on vendor-financed capital expenditures                                    (428)            (108)
                                                                                     ----------------   --------------
                                                                                     $         (1,070)             113
                                                                                     ================   ==============
-----------------------------------------------------------------------------------------------------------------------

                    CULP, INC. FINANCIAL INFORMATION RELEASE
           SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT FOR THE THREE MONTHS ENDED JULY 30, 2006 AND JULY 31, 2005


                             (Amounts in thousands)


                                                               THREE MONTHS ENDED (UNAUDITED)
                                              ------------------------------------------------------------------
                                                      Amounts                         Percent of Total Sales
                                              ------------------------              ----------------------------
                                               July 30,     July 31,      % Over       July 30,       July 31,
Net Sales by Segment                             2006         2005       (Under)        2006           2005
-----------------------------------------  -------------  -----------   ---------   -------------   -----------
Mattress Fabrics                           $      21,845       22,915      (4.7)%         34.9 %         36.8 %
Upholstery Fabrics                                40,740       39,425       3.3 %         65.1 %         63.2 %
                                           -------------  -----------   ----------  -------------   -----------
     Net Sales                             $      62,585       62,340       0.4 %        100.0 %        100.0 %
                                           =============  ===========   ==========  =============   ===========
Gross Profit by Segment                                                                 Gross Profit Margin
-------------------------------------------                                         ----------------------------
Mattress Fabrics                           $       3,521        3,095      13.8 %         16.1 %         13.5 %
Upholstery Fabrics                                 5,285        3,955      33.6 %         13.0 %         10.0 %
                                           -------------  -----------   ----------  -------------    -----------
      Subtotal                                     8,806        7,050      24.9 %         14.1 %         11.3 %
Restructuring related charges                       (746)(1)     (495)(3)  50.7 %         (1.2)%         (0.8)%
                                           -------------  -----------   ----------  -------------   -----------
     Gross Profit                          $       8,060        6,555      23.0 %         12.9 %         10.5 %
                                           =============  ===========   ==========  =============   ===========
Sales, General and Administrative expenses  by Segment                                   Percent of Sales
------------------------------------------------------                              ---------------------------
Mattress Fabrics                           $       1,663        1,737      (4.3)%          7.6 %          7.6 %
Upholstery Fabrics                                 3,710        4,335     (14.4)%          9.1 %         11.0 %
Unallocated Corporate expenses                     1,202          762      57.7 %          1.9 %          1.2 %
                                           -------------  -----------   ----------  -------------   -----------
        Subtotal                                   6,575        6,834      (3.8)%         10.5 %         11.0 %

Restructuring related charges                          -        3,022(4) (100.0)%          0.0 %          4.8 %
                                           -------------  -----------   ----------  -------------   -----------
    Selling, General and Administrative
           expenses                        $       6,575        9,856     (33.3)%         10.5 %         15.8 %
                                           =============  ===========   ==========  =============   ===========
Operating income (loss) by Segment                                                Operating Income (Loss) Margin
-------------------------------------------                                       ------------------------------
Mattress Fabrics                           $       1,858        1,358      36.8 %          8.5 %          5.9 %
Upholstery Fabrics                                 1,575         (380)    514.5 %          3.9 %         (1.0)%
Unallocated corporate expenses                    (1,202)        (762)    (57.7)%         (1.9)%         (1.2)%
                                           -------------  -----------   ----------  -------------   -----------
      Subtotal                                     2,231          216     932.9 %          3.6 %          0.3 %
Restructuring expense and restructuring
    related charges                               (1,476)(2)   (5,343)(5) (72.4)%         (2.4)%         (8.6)%
                                           -------------  -----------   ----------  -------------   -----------
     Operating income (loss)               $         755       (5,127)    114.7 %          1.2 %         (8.2)%
                                           =============  ===========   ==========  =============   ===========
Depreciation by Segment
-------------------------------------------
Mattress Fabrics                           $         942          857       9.9 %
Upholstery Fabrics                                   760        1,798     (57.7)%
                                           -------------  -----------   ---------
       Subtotal                                    1,702        2,655     (35.9)%
Accelerated depreciation                               -        3,517    (100.0)%
                                           -------------  -----------   ---------
      Total Depreciation                   $       1,702        6,172     (72.4)%
                                           =============  ===========   =========


(1) The $746,000 represents restructuring related charges of $507,000 for other operating costs associated with the closing of or closed plant facilities and $239,000 for inventory markdowns.
(2) The $1.5 million represents $507,000 for other operating costs associated with the closing of or closed plant facilities, $385,000 for asset movement costs, $239,000 for inventory markdowns, $235,000 for termination benefits, $116,000 for write-downs of equipment, and a credit of $6,000 for lease termination costs. Of this total charge, $746,000 and $730,000 are included in cost of sales and restructuring expense, respectively.
(3) The $495,000 represents restructuring related charges for accelerated depreciation.
(4) The $3.0 million represents restructuring related charges for accelerated depreciation.
(5) The $5.3 million represents $3.5 million for accelerated depreciation, $1.2 million for asset movement costs, $754,000 for write-downs of equipment, $47,000 for lease termination costs, and a restructuring credit of $142,000 for the reversal of accrued termination benefits. Of this total charge, $495,000, $3.0 million, and $1.8 million are included in cost of sales, selling, general, and administrative expenses, and restructuring expense, respectively.

                                   CULP, INC.
              PROFORMA CONSOLIDATED STATEMENTS OF NET INCOME (LOSS)
           FOR THE THREE MONTHS ENDED JULY 30, 2006 AND JULY 31, 2005

                (Amounts in Thousands, Except for Per Share Data)


                                                             THREE MONTHS ENDED (UNAUDITED)
                                                  ---------------------------------------------------
                                                  As Reported
                                                    July 30,      % of                    % of
                                                      2006        Sales     Adjustments   Sales
                                                  ----------------------   ----------------------
Net sales                                            62,585      100.0%             -       0.0%
Cost of sales                                        54,525       87.1%          (746)     -1.2%  (1)
                                                  ----------------------   ----------------------
                Gross profit                          8,060       12.9%          (746)     -1.2%

Selling, general and
  administrative expenses                             6,575       10.5%             -       0.0%
Restructuring expense                                   730        1.2%          (730)     -1.2%  (2)
                                                  ----------------------   ----------------------
                Income  (loss) from operations          755        1.2%        (1,476)     -2.4%

Interest expense                                        950        1.5%             -       0.0%
Interest income                                         (46)      -0.1%             -       0.0%
Other (income) expense                                 (278)      -0.4%           307       0.5%  (3)
                                                  ----------------------   ----------------------
                Income (loss) before income taxes       129        0.2%        (1,169)     -1.9%  (8)

Income taxes (7)                                         (3)      -2.3%          (184)     15.7%
                                                  ----------------------   ----------------------
Net income (loss)                                 $     132        0.2%          (985)     -1.6%
                                                  ======================   ======================

Net income (loss) per share-basic                     $0.01                    ($0.08)
Net income (loss) per share-diluted                   $0.01                    ($0.08)
Average shares outstanding-basic                     11,672                    11,672
Average shares outstanding-diluted                   11,770                    11,672



                                                            THREE MONTHS ENDED (UNAUDITED)
                                                   ----------------------------------------------------
                                                   July 30, 2006                  As Reported
                                                   Proforma Net     % of            July 31,     % of
                                                   of Adjustments   Sales            2005        Sales
                                                   -----------------------      -----------------------

Net sales                                               62,585     100.0%            62,340      100.0%
Cost of sales                                           53,779      85.9%            55,785       89.5%
                                                   -----------------------      -----------------------
                Gross profit                             8,806      14.1%             6,555       10.5%

Selling, general and
  administrative expenses                                6,575      10.5%             9,856       15.8%
Restructuring expense                                        -       0.0%             1,826        2.9%
                                                   -----------------------      -----------------------
                Income  (loss) from operations           2,231       3.6%            (5,127)      -8.2%

Interest expense                                           950       1.5%               948        1.5%
Interest income                                            (46)     -0.1%               (16)       0.0%
Other (income) expense                                      29       0.0%               133        0.2%
                                                   -----------------------      -----------------------
                Income (loss) before income taxes        1,298       2.1%            (6,192)      -9.9%

Income taxes (7)                                           181      13.9%            (2,251)      36.4%
                                                   -----------------------      -----------------------
Net income (loss)                                        1,117       1.8%            (3,941)      -6.3%
                                                   =======================      =======================

Net income (loss) per share-basic                        $0.10                       ($0.34)
Net income (loss) per share-diluted                      $0.09                       ($0.34)
Average shares outstanding-basic                        11,672                       11,551
Average shares outstanding-diluted                      11,770                       11,551





                                                                     THREE MONTHS ENDED (UNAUDITED)
                                                  --------------------------------------------------------------
                                                                         July 31, 2005                 Proforma
                                                              % of       Proforma Net     % of          % Over
                                                  Adjustments Sales      of Adjustments   Sales         (Under)
                                                  ------------------      -----------------------      ---------

Net sales                                               -      0.0%           62,340      100.0%           0.4%
Cost of sales                                        (495)    -0.8%  (4)      55,290       88.7%          -2.7%
                                                  ------------------      -----------------------      ---------
                Gross profit                         (495)    -0.8%            7,050       11.3%          24.9%

Selling, general and
  administrative expenses                          (3,022)    -4.8%  (5)       6,834       11.0%          -3.8%
Restructuring expense                              (1,826)    -2.9%  (6)           -        0.0%           0.0%
                                                  ------------------      -----------------------      ---------
                Income  (loss) from operations     (5,343)    -8.6%              216        0.3%         932.9%

Interest expense                                        -      0.0%              948        1.5%           0.2%
Interest income                                         -      0.0%              (16)       0.0%         187.5%
Other (income) expense                                  -      0.0%              133        0.2%         -78.2%
                                                  ------------------      -----------------------      ---------
                Income (loss) before income taxes  (5,343)    -8.6%  (9)        (849)      -1.4%         252.9%

Income taxes (7)                                   (2,030)    38.0%             (221)      26.0%         181.9%
                                                  ------------------      -----------------------      ---------
Net income (loss)                                  (3,313)    -5.3%             (628)      -1.0%         277.9%
                                                  ==================      =======================      =========

Net income (loss) per share-basic                  ($0.29)                    ($0.05)
Net income (loss) per share-diluted                ($0.29)                    ($0.05)
Average shares outstanding-basic                   11,551                     11,551
Average shares outstanding-diluted                 11,551                     11,551





Notes:

(1) The $746,000 represents restructuring related charges of $507,000 for other operating costs associated with the closing of or closed plant facilities and $239,000 for inventory markdowns.
(2) The $730,000 in restructuring expense represents $385,000 for asset movement costs; $235,000 for termination benefits; $116,000 for write-downs of equipment, and a credit of $6,000 for lease termination costs.
(3) The $307,000 represents sales proceeds received on equipment with no carrying value.
(4) The $495,000 represents restructuring related charges for accelerated depreciation.
(5) The $3.0 million represents restructuring related charges for accelerated depreciation.
(6) The $1.8 million in restructuring expense represents $1.2 million in asset movement costs; $754,000 in write-downs of equipment, $47,000 in lease termination costs; and $142,000 in restructuring credits for the reversal of accrued termination benefits.
(7) The percent of net sales column for income taxes is calculated as a % of income (loss) before income taxes.
(8) Of this total charge, $815,000 and $354,000 represent cash and non-cash charges, respectively.
(9) Of this total charge, $1.0 million and $4.3 million represent cash and non-cash charges, respectively.